UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2004

IHOP CORP.
(Exact name of registrant as specified in its charter)

Delaware

001-15283

95-3038279

(State or other jurisdiction of incorporation or organization)	(Commision File Number)	(I.R.S. Employer Identification No.)

450 North Brand, Glendale, California

91203

(Address of principal executive offices)		(Zip Code)

(818) 240-6055
Registrant’s telephone number, including area code

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 21, 2004 IHOP Corp. issued a press release announcing its third quarter 2004 financial results. A copy of the press release is attached as Exhibit 99.1, and incorporated herein by reference.

Also on October 21, 2004, IHOP Corp. held a conference call to discuss its third quarter 2004 financial results. A copy of the prepared remarks of management is attached as Exhibit 99.2, and incorporated herein by reference.

The prepared remarks of management accompanying management’s discussion during the conference call include references to the non-GAAP financial measure “free cash flow.”  The Company defines “free cash flow” for a given period as cash provided by operating activities for such period, less capital expenditures for such period.  Management utilizes free cash flow as a measure of operating efficiency to determine the amount of cash remaining for general corporate and strategic purposes after funding operating activities and capital expenditures.  Management believes this information is helpful to investors to determine the Company’s cash available for these purposes.  Free cash flow for any given period may be affected by a variety of factors, including but not limited to, changes in assets and liabilities and the timing of purchases and payments.  Free cash flow is a supplemental non-GAAP measure and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles.

The following table reconciles the Company’s free cash flow for the nine months ended September 30, 2004, to the Company’s cash provided by operating activities for the nine months ended September 30, 2004:

	Nine Months Ended September 30, 2004	Nine Months Ended September 30, 2003
	(dollars in thousnads)	(dollars in thousnads)
Cash flows from operating activities:	$51,839	$55,012
Capital expenditures	(11,601)	(64,993)
Free cash flow	$40,238	$(9,981)

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit Number	Description

99.1	Press release of Registrant, dated October 21, 2004 (Third Quarter 2004 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on October 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHOP CORP.
Date: October 21, 2004	By:	/s/ Thomas Conforti
Thomas Conforti
Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description

99.1	Press release of Registrant, dated October 21, 2004 (Third Quarter 2004 Financial Results).
99.2	Prepared remarks of management of Registrant for conference call held on October 21, 2004.